UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2014

PURAMED BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	00-52771 (Commission File Number)	20-5510104 (IRS Employer Identification No.)

1326 Schofield Avenue
Schofield, WI 54476
       (Address of principal executive offices)

(715) 359-6373
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On April 24, 2014, PuraMed Bioscience, Inc., a Minnesota corporation (the “Company”) entered into a Master Exchange Agreement (the “Agreement”) with an institutional investor (the “Institutional Investor”) that holds that certain outstanding convertible note of the Company (the “Note”), initially issued by the Company to TCA Global Credit Master Fund L.P., under which obligations of $579,108.74 were owed as of such date.

Pursuant to the Agreement and subject to its terms and conditions, the Institutional Investor may, from time to time, at the Institutional Investor’s sole option, exchange obligations under the Note, in whole or in part, for shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 144(d)(3)(ii) of the Securities Act, as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act. The number of Common Stock shares issuable to the Institutional Investor upon exchange of the obligations under the Note shall be determined by dividing the applicable “Exchange Amount” (as defined in the Agreement) by the “Exchange Price” (as defined in the Agreement).  On the closing date, the Institutional Investor exchanged $50,000 of the outstanding obligations under the Note for 33,156,499 shares of Common Stock.

The above description of the Agreement is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein, and may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Agreement, this reference is made to such Agreement, which is filed hereto as Exhibit 10.1, and is incorporated herein by this reference.

Item 2.03.                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided in Item 1.01 of this Report is hereby incorporated by reference into this Item 2.03.

Item 3.02.                      Unregistered Sales of Equity Securities.

The disclosure provided in Item 1.01 of this Report is hereby incorporated by reference into this Item 3.02.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                      Description

10.1	Master Exchange Agreement by and between PuraMed Bioscience, Inc. and Institutional Investor dated April 24, 2014*

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURAMED BIOSCIENCE, INC.

April 30, 2014	By:	/s/ Russell W. Mitchell
Name: Russell W. Mitchell
Title: Chief Executive Officer/Chief Financial Officer